Exhibit 99.1

Hyatt Announces Thomas J. Pritzker Retires as Executive Chairman and Will Not Seek Re-Election to Board of Directors;

Mark S. Hoplamazian Assumes Combined Role of Chairman of the Board and Chief Executive Officer

CHICAGO (February 16, 2026) – Hyatt Hotels Corporation ("Hyatt," "the Company," "we," "us," or "our") (NYSE: H) today announced that Thomas J. Pritzker, Executive Chairman of the Board of Directors, has informed the Board that he will retire as Executive Chairman, effective immediately, and will not seek re-election to the Board of Directors at Hyatt’s upcoming Annual Meeting of Stockholders in May.

The Board has appointed Mark S. Hoplamazian, Hyatt’s President and Chief Executive Officer, to succeed Mr. Pritzker as Chairman of the Board, effective immediately.

Mr. Pritzker has served as a member of Hyatt’s Board and as Executive Chairman since August 2004 and began his senior executive and Chairman responsibilities for predecessor entities starting in 1980. During his tenure, he has provided strategic stewardship as Hyatt expanded its global brand presence, strengthened its asset-light business model, and delivered long-term value for stockholders.

“Tom’s leadership has been instrumental in shaping Hyatt’s strategy and long-term growth, and we thank him for his service and dedication to Hyatt,” said Richard Tuttle, Chair of the Board’s Nominating and Corporate Governance Committee. “The Board has engaged in thoughtful succession planning, and we are confident that Mark’s deep knowledge of Hyatt’s business, strong relationships with owners and colleagues, and proven track record as CEO of nearly two decades positions him well to serve as Chairman and continue driving Hyatt’s long-term success.”

“I have been a proud member of the Hyatt family since the beginning of Hyatt. As I said in my letter to the Board, it has been both an honor and one of the great experiences of my life to have contributed to Hyatt’s growth,” said Mr. Pritzker. “Hyatt is well positioned for the future, and I have great confidence in Mark, our leadership team, and the Board as they continue to build on our strong foundation.”

“I am honored by the Board’s confidence and look forward to serving as Chairman,” said Mr. Hoplamazian. “Tom’s decision reflects his stewardship and strong commitment to Hyatt over his many decades of service. Looking ahead, we remain focused on executing our strategy for long-term growth, advancing care for our colleagues, delivering meaningful experiences for our guests, and driving performance for owners and value for our stockholders.”

About Hyatt Hotels Corporation

Hyatt Hotels Corporation, headquartered in Chicago, is a leading global hospitality company guided by its purpose – to care for people so they can be their best. As of December 31, 2025, the Company's portfolio included more than 1,500 hotels and all-inclusive properties in 83 countries across six continents. The Company's offering includes brands in the Luxury Portfolio, including Park Hyatt®, Alila®, Miraval®, Impression by Secrets, and The Unbound Collection by Hyatt®; the Lifestyle Portfolio, including Andaz®, Thompson Hotels®, The Standard®, Dream® Hotels, The StandardX®, Breathless Resorts & Spas®, JdV by Hyatt®, Bunkhouse® Hotels, and Me and All Hotels; the Inclusive Collection, including Zoëtry® Wellness & Spa Resorts, Hyatt Ziva®, Hyatt Zilara®, Secrets® Resorts & Spas, Dreams® Resorts & Spas, Hyatt Vivid® Hotels & Resorts, Bahia Principle Hotels & Resorts, Alua Hotels & Resorts®, and Sunscape® Resorts & Spas; the Classics Portfolio, including Grand Hyatt®, Hyatt Regency®, Destination by Hyatt®, Hyatt Centric®, Hyatt Vacation Club®, and Hyatt®; and the Essentials Portfolio, including Caption by Hyatt®, Unscripted by Hyatt, Hyatt Place®, Hyatt House®, Hyatt Studios®, Hyatt Select, and UrCove. Subsidiaries of the Company operate the World of Hyatt® loyalty program, ALG Vacations®, Mr & Mrs Smith, Unlimited Vacation Club®, Amstar® DMC destination management services, and Trisept Solutions® technology services. For more information, please visit www.hyatt.com.

Forward-Looking Statements

Forward-Looking Statements in this press release, which are not historical facts, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Our actual results, performance, or achievements may differ materially from those expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” “likely,” “will,” “would” and variations of these terms and similar expressions, or the negative of these terms or similar expressions. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by us and our management, are inherently uncertain. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: general economic uncertainty in key global markets and a worsening of global economic conditions or low levels of economic growth; the rate and pace of economic recovery following economic downturns; global supply chain constraints and interruptions, rising costs of construction-related labor and materials, and increases in costs due to inflation or other factors that may not be fully offset by increases in revenues in our business; risks affecting the luxury, resort, and all-inclusive lodging segments; levels of spending in business, leisure, and group segments, as well as consumer confidence; declines in occupancy and average daily rate; limited visibility with respect to future bookings; loss of key personnel; domestic and international political and geopolitical conditions, including political or civil unrest or changes in trade policy; the impact of global tariff policies or regulations; hostilities, or fear of hostilities, including future terrorist attacks, that affect travel; travel-related accidents; natural or man-made disasters, weather and climate-related events, such as hurricanes, earthquakes, tsunamis, tornadoes, droughts, floods, wildfires, oil spills, nuclear incidents, and global outbreaks of pandemics or contagious diseases, or fear of such outbreaks; our ability to successfully achieve specified levels of operating profits at hotels that have performance tests or guarantees in favor of our third-party owners; the impact of hotel renovations and redevelopments; risks associated with our capital allocation plans, share repurchase program, and dividend payments, including a reduction in, or elimination or suspension of, repurchase activity or dividend payments; the seasonal and cyclical nature of the real estate and hospitality businesses; changes in distribution arrangements, such as through internet travel intermediaries; changes in the tastes and preferences of our customers; relationships with colleagues and labor unions and changes in labor laws; the financial condition of, and our relationships with, third-party owners, franchisees, and hospitality venture partners; the possible inability of third-party owners, franchisees, or development partners to access the capital necessary to fund current operations or implement our plans for growth; risks associated with potential acquisitions and dispositions and our ability to successfully integrate completed acquisitions with existing operations or realize anticipated synergies; failure to successfully complete proposed transactions, including the failure to satisfy closing conditions or obtain required approvals; our ability to successfully complete dispositions of certain of our owned real estate assets within targeted timeframes and at expected values; our ability to maintain effective internal control over financial reporting and disclosure controls and procedures; declines in the value of our real estate assets; unforeseen terminations of our management and hotel services agreements or franchise agreements; changes in federal, state, local, or foreign tax law; increases in interest rates, wages, and other operating costs; foreign exchange rate fluctuations or currency restructurings; risks associated with the introduction of new brand concepts, including lack of acceptance of new brands or innovation; general volatility of the capital markets and our ability to access such markets; changes in the competitive environment in our industry, industry consolidation, and the markets where we operate; our ability to successfully grow the World of Hyatt loyalty program and manage the Unlimited Vacation Club paid membership program; cyber incidents and information technology failures; outcomes of legal or administrative proceedings; and violations of regulations or laws related to our franchising business and licensing businesses and our international operations; and other risks discussed in the Company’s filings with the U.S. Securities and Exchange Commission (“SEC”), including our annual report on Form 10-K and our Quarterly Reports on Form 10-Q, which filings are available from the SEC. These factors are not necessarily all of the important factors that could cause our actual results, performance or achievements to differ materially from those expressed in or implied by any of our forward-looking statements. We caution you not to place undue reliance on any forward-looking statements, which are made only as of the date of this press release. We undertake no obligation to update publicly any of these forward-looking statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable law. If we update one or more forward-looking statements, no inference should be drawn that we will make additional updates with respect to those or other forward-looking statements.

Media Contact:
Franziska Weber
franziska.weber@hyatt.com

Investor Contacts:
Adam Rohman
adam.rohman@hyatt.com

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